UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 4, 2021

THOR Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 4, 2021, THOR Industries, Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial 8-K") to report that it had commenced an offering of Senior Unsecured Notes due 2029 (the "Notes") to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of a press release announcing the offering was filed as Exhibit 99.1 to the Initial 8-K. The Company also furnished certain excerpts from the Preliminary Offering Memorandum, dated October 4, 2021, as Exhibit 99.2 to the Initial 8-K, but inadvertently omitted the content of Item 7.01 related thereto from the Initial 8-K and the designation in the exhibit index denoting that Exhibit 99.2 was intended to be furnished, not filed. This Amendment No. 1 to the Initial 8-K amends and supplements the Initial 8-K by providing the Item 7.01 disclosure and clarifying that the information provided as Exhibit 99.2 to the Initial 8-K is furnished, not filed. Except as set forth herein, no amendments have been made to the information set forth in the Initial 8-K. This Amendment should be read in conjunction with the Initial 8-K.

Item 7.01 Regulation FD Disclosure.

The Company is furnishing certain information regarding its business, some of which has not been previously reported, derived from the confidential Preliminary Offering Memorandum that is being circulated in connection with the offering of the Notes described in Item 8.01. This information is included in Exhibit 99.2. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Neither this Current Report on Form 8-K nor the press release or the excerpts from the Preliminary Offering Memorandum constitutes an offer to sell, or the solicitation of an offer to buy, the Notes or any other securities of the Company.

Item 9.01Financial Statements and Exhibits

Exhibits

Exhibit Number	Description

99.2	Excerpts from the Preliminary Offering Memorandum, dated October 4, 2021.*

104	Cover page interactive data file (embedded within the inline XBRL document).

*The information in this Exhibit is furnished, not filed, as described in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOR Industries, Inc.

Date:	October 6, 2021	/s/ W. Todd Woelfer
W. Todd Woelfer
Senior Vice President, General Counsel and Corporate Secretary